AMENDMENT AND WAIVER
                                       TO
              SECURITIES PURCHASE AGREEMENT AND RELATED AGREEMENTS

     This AMENDMENT (this "AMENDMENT"), dated as of October __, 2004, is entered into by and between SEQUIAM CORPORATION, a California corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of April 27, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT"), (ii) the Secured Convertible Term Note, dated April 27, 2004 (as amended, modified or supplemented from time to time, the "TERM NOTE") issued by the Company pursuant to the Securities Purchase Agreement, (iii) the Common Stock Purchase Warrant, dated April 27, 2004 (as amended, modified or supplemented from time to time, the "WARRANT") issued by the Company pursuant to the Securities Purchase Agreement, and (iv) the Registration Rights Agreement by and between the Company and Laurus, dated as of April 27, 2004 (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT" and, together with the Securities Purchase Agreement, the Term Note and the Warrant, the "LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

     WHEREAS, the Company and Laurus have agreed to make certain changes to the Loan Documents as set forth herein;

     NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.2 of the Term Note is hereby amended by deleting the first sentence of said Section and inserting the following new sentence in lieu thereof:

          "Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the "PRINCIPAL AMOUNT") shall begin on May 2, 2005 and shall recur on the first business day of each succeeding month thereafter until the Maturity Date (each, an "AMORTIZATION DATE")."

     2. Section 2.1 of the Term Note is hereby amended by deleting the last sentence of said Section and inserting the following new sentence in lieu thereof:

          "For purposes hereof, the "FIXED CONVERSION PRICE" means $0.33 (subject to adjustments as provided herein)."

     3. Section 6.12(f)(i) of the Securities Purchase Agreement is hereby amended by inserting the following new clause (w) immediately preceding clause
(x)  of  such  section:

          "(w) unsecured subordinated indebtedness of the Company and/or any of its Subsidiaries in an aggregate principal amount not to exceed $1,025,000 so long as such indebtedness incurred under this clause (w) is subject to the terms of a Subordination Agreement in form and substance satisfactory to the Purchaser,"

     4. Clause (d) of the second paragraph of the Warrant is hereby amended by deleting said clause in its entirety and inserting the following new clause (d) in lieu thereof:

          "(d) The "Exercise Price" applicable under this Warrant shall be as follows:

               (i) a price of $0.41 for the first 222,222 shares acquired hereunder;

               (ii) a  price  of  $0.50  for  the  next  222,222 shares acquired hereunder;  and

              (iii) a  price  of  $0.58  for  any  additional  shares  acquired hereunder."

     5. The definition of "Effectiveness Date" set forth in the Registration Rights Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than December 19, 2004 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than thirty (30) days following the applicable Filing Date."

     6. Section 2(b) of the Registration Rights Agreement is hereby amended by deleting said section in its entirety.

     7. Laurus agrees to hereby forever release the Company from its technical default of Section 6.12(f) of the Securities Purchase Agreement and forever waive its right to receive any and all damages whatsoever regarding such technical default solely with respect to the creation of the following debt obligations: (a) Promissory Note, dated as of September 7, 2004, made by the Company in favor of Eagle Funding, LLC; (b) Promissory Note, dated as of September 30, 2004, made by the Company in favor of Lee Harrison Corbin; and (c) Promissory Note, dated as of September 30, 2004, made by the Company in favor of Lee Harrison Corbin, Attorney-in-Fact For the Trust Under the Will of John Svenningsen.

     8. In satisfaction of due and unpaid fees in the aggregate amount of $49,333.33, incurred by the Company under Section 2(b)(ii) of the Registration Rights Agreement, the Company shall issue to Laurus a warrant to purchase Four Hundred and Seventy Thousand (470,000) shares of common stock of the Company at a purchase price of $0.33 per share.

     9. This Amendment to each of the Loan Documents shall be effective as of the date hereof following: (i) the execution of same by each of the Company and Laurus; and (ii) the execution and delivery of the Subordination Agreement attached hereto as Exhibit I by the subordinated creditors party thereto and Laurus (as amended, modified or supplemented from time to time, the "Subordination Agreement").

     10. The Company and Laurus hereby agree that the Subordination Agreement shall be included as a "Related Agreement" under, and as defined in, the Securities Purchase Agreement and for all purposes of the Securities Purchase Agreement and the other Related Agreements.

     11. Except as specifically set forth in this Amendment, there are no other amendments or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

     12. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

     13. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this __ day of October, 2004.

                                   SEQUIAM  CORPORATION


                                   By:________________________________
                                      Name:
                                      Title:

                                   LAURUS  MASTER  FUND,  LTD.


                                   By:______________________________
                                      Name:
                                      Title: